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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2005

                                 NARROWSTEP INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       333-108632                 33-1010941
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


 60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                   SW6 4HU
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 (Address of principal executive offices)                      (Zip Code)


     Registrant's Telephone Number, Including Area Code: 011 44 20 7731 4242
     -----------------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 3, 2005, Narrowstep Ltd., a subsidiary of the Registrant, entered into a TV Production and Distribution Agreement with the Swedish Match Grand Prix AB ("SMGP") for the TV production and distribution of ten sailing events on the Swedish Match Tour. The term of the agreement is from February 1, 2005 until December 31, 2005, and will be extended automatically for one year periods thereafter, unless terminated on or prior to December 1 of each year. Narrowstep Ltd. will receive $325,000 U.S. for providing these services. If SMGP cancels one or more of the events on the Tour, such amount will be reduced by $30,000 U.S. for each canceled event. Similarly, if SMGP adds one or more events, such amount will be increased by $30,000 U.S. for each added event.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NARROWSTEP INC.



                                            By: /s/ Steven Crowther
                                                -------------------------------
                                                Steven Crowther
                                                Senior Vice President and
                                                   Chief Financial Officer


Dated: May 11, 2005




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